UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 31, 2019
BellRing Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39093		83-4096323
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

2503 S. Hanley Road	St. Louis	Missouri	63144
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRBR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)    Adoption of Executive Severance Plan
Effective January 1, 2020, BellRing Brands, LLC, a subsidiary of BellRing Brands, Inc., adopted an Executive Severance Plan (the “Plan”) that provides benefits to certain employed executive officers of BellRing Brands, LLC and its subsidiaries, including certain named executive officers of BellRing Brands, Inc. (each, a “Participant” and, collectively, the “Participants”) in the event of an involuntary termination by the Employer without Cause, or a termination of employment by a Participant for Good Reason. The Plan was adopted to provide Participants with certain benefits in the event of a qualifying termination. Capitalized terms used but not defined herein have the meanings defined in the Plan.

The Plan provides for the following severance benefits in the event of an involuntary termination of a Participant by the Employer without Cause if such termination occurs outside of the context of a Change in Control of BellRing Brands, Inc.:

•	A lump sum payment equal to 39 weeks of the Participant’s Base Pay plus one week of Base Pay per year of service;

•
A prorated portion of the applicable Senior Management Bonus Program award based on the number of full weeks worked during the fiscal year as of the effective date of termination, provided that the performance criteria is achieved;

•	Contributions toward the cost of COBRA healthcare continuation coverage for up to 12 weeks; and

•	Outplacement services for a period to be determined by the Employer, but not exceeding two years.

The Plan provides for the following severance benefits in the event of an involuntary termination by the Employer without Cause or a termination of employment by the Participant for Good Reason if such termination occurs within the context of a Change in Control of BellRing Brands, Inc.:

•	A lump sum payment equal to 78 weeks of Participant’s Base Pay plus one week of Base Pay per year of service;

•
A prorated portion of the applicable Senior Management Bonus Program award based on the number of full weeks worked during the fiscal year as of the effective date of termination, provided that the performance criteria is achieved;

•	Contributions toward the cost of COBRA healthcare continuation coverage for up to 12 weeks; and

•	Outplacement services for a period to be determined by the Employer, but not exceeding two years.

Additionally, the Plan provides that Participants may be eligible for severance benefits in connection with an involuntary termination by the Employer without Cause or a termination of employment by the Participant for Good Reason within two years after a Business Change. These benefits are the same benefits that are described immediately above with respect to a Change in Control of BellRing Brands, Inc., as if the Business Change was a Change in Control of BellRing Brands, Inc.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, which BellRing Brands, Inc. expects to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ended December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 7, 2020	BellRing Brands, Inc.
(Registrant)

	By:	/s/ Craig L. Rosenthal
	Name:	Craig L. Rosenthal
	Title:	Senior Vice President and General Counsel

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